UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21897
The Roxbury Funds
(Exact name of registrant as specified in charter)
6001 Shady Oak Road Suite 200
Minnetonka, MN 55343
(Address of principal executive offices) (Zip code)
Lance Simpson
Roxbury Capital Management, LLC
6001 Shady Oak Road Suite 200
Minnetonka, MN 55343
(Name and address of agent for service)
Copy to:
Michael P. Malloy, Esquire
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
Registrant’s telephone number, including area code: (952) 230-6140
Date of fiscal year end: June 30
Date of reporting period: December 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
SEMI-ANNUAL REPORT DECEMBER 31, 2011 Roxbury Small-Cap Growth Fund Roxbury/Mar Vista Strategic Growth Fund (Unaudited) Telephone: (800) 497-2960 www.RoxburyFunds.com

Dear Shareholders,
     As discussed in my Shareholder letter six months ago, the U.S. stock market continues to try and find its footing given all of the headwinds it’s been forced to navigate. The heavy debt load of domestic and many foreign governments, political ineptness in Washington, stubbornly high unemployment, and global tensions that continue to challenge markets and investors, are just a few of the strong headwinds blowing back at the markets. Over the last six months, these issues have been evidenced in the roller coaster nature of the markets. The third quarter saw significant declines in the equity markets as worries of European sovereign debt weighed heavily on investor minds. Then the fourth quarter saw an almost complete reversal as investors appeared heartened about positive U.S. corporate earnings and a tick down in the unemployment rate, albeit from a still high 9% to 8.5%.

Brian C. Beh
President, The Roxbury Funds

     The Roxbury Small-Cap Growth Fund slightly underperformed its benchmark over the last six months. Much of this is attributable to a significant lack of discernment by the market between the stocks of higher quality and lower quality companies. Our portfolio tends to have a larger concentration in higher quality companies, which over the long term, we believe provides better returns. In this period of heightened uncertainty and volatility, our “Steady-Eddie” growth company preference looks less enticing. For a more in depth review of the strategy, please look on the next page at the commentary by our Small-Cap portfolio managers.
     We are proud to announce the introduction of our newest fund, the Roxbury/Mar Vista Strategic Growth Fund, which was launched in November. As many of you know, we have had a long standing relationship with the principals of Mar Vista Investment Partners that goes back many years. The Strategic Growth Fund will seek long-term capital appreciation by investing in a portfolio of 30 — 50 durable large-cap companies that Mar Vista believes can grow excess returns on capital well into the future yet trade at attractive discounts to intrinsic value. We are excited about the prospects for investors in this fund. The Mar Vista team has consistently implemented this strategy for over a decade. They have produced what we believe are very attractive risk adjusted returns. For a more in depth review of this fund, please see page 10.
     As the new year begins, many of the same global fundamental issues continue to cast a shadow of uncertainty over the markets. That said, the U.S. economy is showing some signs of growth despite Europe’s issues. Regardless of the market environment, we remain dedicated to our shareholders by managing your capital with care and prudence. As always, we appreciate the trust you have placed in us as stewards of your capital. We welcome the opportunity to discuss our Funds with you.
Sincerely,
Brian C. Beh
President
The Roxbury Funds
The above comments reflect the investment adviser’s general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

INVESTMENT REVIEW
     How did the Fund perform during the semi-annual period ending December 31, 2011?
     The Roxbury Small-Cap Growth Fund’s total return was -12.55% for the six months ending December 31, 2011, underperforming the Russell 2000® Growth Index which returned -10.59% for the period.
     What key factors were responsible for the Funds’ performance during the 6-month reporting period?
     The Fund’s negative absolute performance was driven by global uncertainty that continued the trend of “risk-on,” “risk-off” in the second half of 2011. Market anxiety reflected investor concerns regarding the financial crisis, as economies and markets remained reliant on central banks to pump cash into the financial system. But such market-propping measures cannot last forever, and investors agonized that central banks lack the tools to offset the economic drag from years of excess debt accumulated by consumers and governments. Stock selection was a negative contributor to the Fund’s relative performance during the 6-month reporting period, while sector selection was neutral to results for the year relative to the Russell 2000® Growth Index.
     Which equity market sectors most significantly affected Fund performance?
     Stock selection in technology and consumer discretionary negatively impacted performance for the six months ending December 31, 2011. For the period, positive relative performance and stock selection in healthcare and consumer staples contributed to performance, but wasn’t enough to offset negative returns in other sectors.
     What are you expecting from the equity markets over the upcoming year?
     The focus of the market on macro issues, such as contagion in the sovereign debt markets, European recession, structural reform in Italy and Spain and U.S. Federal budget deficit, have led investors to view these issues as binary. This binary view of potential outcomes, coupled with the increased use of ETFs and herd mentality on the part of hedge funds has resulted in higher than normal market correlation and volatility. We expect this environment to continue until some form of resolution appears on the horizon.
     In contrast to Europe, we continue to be cautiously optimistic about the outlook for the U.S. in 2012 for three reasons: (1) Household Debt Service and Financial Obligation Ratio, according to the Federal Reserve, continue to decline from 2007 third quarter peaks; (2) the manufacturing sector expanded for the 28th consecutive month in December, according to a survey conducted by the Institute of Supply Management; and (3) corporate balance sheets are flush with cash. However, the U.S. is not without its risks, primarily the national deficit and housing. Current political gridlock ahead of the election will make it difficult to deal with the budget deficit and national debt, serving to extend the issue into 2013. A continued decline in home values is an additional drag on the U.S.’s economic outlook. A reversal in home prices and sales velocity would serve to stimulate the economy through increased lending and employment. We are positive on the outlook for our stocks based on bottom-up expectations and the three reasons stated above, however, we are still aware of the macro headwinds that continue to plague the markets.
     The current environment gives us a great deal of optimism about our goal to generate strong relative returns. In over a decade of managing small-cap portfolios, we have never seen our fund demonstrate the relative valuations it has in the past quarter. In addition, we are starting to see periods of time when the market is focused on the “bottom-up fundamentals”. This is evident in our analysis of earnings season returns. Roxbury’s Small-Cap Growth Fund has historically outperformed the benchmark during the first month of a quarter, a proxy for the earnings reporting season. Over the longer run, performance in the following two months tends to contain more macro noise as there are fewer bottom-up fundamental events. We are hoping that over the longer-term, those non-reporting months are at worst a neutral, allowing our ongoing insight into bottom-up fundamentals to be better reflected in stock performance. While the market’s attention to company specific fundamentals has recently been fleeting, our performance during the reporting season has given us confidence that the tide will turn. We look for this trend to continue and are hopeful for the value of the companies in our portfolio will be recognized by the market. We are “investors” and we will continue to implement our fundamentally based process to identify what we believe are high quality growth companies that are attractively valued. We strongly believe that it is not a matter of if the portfolio gets rewarded, but when the portfolio gets rewarded for the strength of the underlying companies.

Very truly yours,

Nick A. Blankl, CFA	Robert Marvin, CFA
Portfolio Manager/Analyst	Portfolio Manager/Analyst

Brian Smoluch, CFA	David G. Swank, CFA
Portfolio Manager/Analyst	Portfolio Manager/Analyst

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and shares price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800)-497-2960.
In addition to historical information, this report contains forward-looking statements which may concern, among other things, the domestic and foreign markets, economic trends and government regulations and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Fund could be materially different than those that are projected or implied.

The following tables are for the six months ended December 31, 2011

Top Ten Holdings (Unaudited)	% of Portfolio
Cooper Companies, Inc.	4.2%
OCZ Technology Group, Inc.	3.9%
NCR Corp.	2.9%
Air Methods Corp.	2.8%
Centene Corp.	2.8%
Medivation, Inc.	2.7%
Brinker International, Inc.	2.5%
Enersys	2.5%
Hexcel Corp.	2.3%
OSI Systems, Inc.	2.3%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	24.9%
Consumer Discretionary	22.7%
Health Care	19.4%
Industrials	15.7%
Energy	4.8%
Financials	4.7%
Consumer Staples	4.6%
Telecommunication Services	2.2%
Short-Term Investments	1.0%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	75
Market Cap (wtd. Avg, mil.)	$1,523.9
Price / Book Value (wtd.Avg.)	4.0	x
Price / Earnings (wtd.Avg.)	17.2	x
Beta	0.99
Standard Deviation	26.57%
Portfolio Turnover	75%
QUARTERLY PORTFOLIO HOLDINGS
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.
Portfolio holdings are subject to change at any time.

Roxbury Small-Cap Growth Fund
The following table compares the performance of the Roxbury Small-Cap Growth Fund and the Russell 2000® Growth Index for the periods ended December 31, 2011.
Return For the Six Months Ended December 31, 2011

	Six	Average Annual Total Returns
	Months			Since
	Total Return[1]	1 Year	5 Years	Inception[2]
Roxbury Small-Cap Growth Fund Institutional Shares	-12.55%	-5.24%	0.20%	9.05%
Russell 2000® Growth Index[3]	-10.59%	-2.91%	2.09%	9.28%
Fund Expense Ratios4: Institutional Shares: Gross 1.53%, Net 1.25%.
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-497-2960.
The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
Small company stocks may be subject to a higher degree of market risk because they tend to be more volatile and less liquid.
Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call 1-800-497-2960.
The Roxbury Funds are distributed by Professional Funds Distributor, LLC.

[1]	Not annualized.

[2]	The Institutional Shares commenced operations on January 2, 2003.

[3]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2011, excluding any acquired fund fees, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through December 31, 2020. Gross expenses do not reflect the effect of a contractual fee waiver.

SCHEDULE OF INVESTMENTS DECEMBER 31, 2011 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCK — 110.7%
Consumer Discretionary — 25.3%
Automobiles — 1.2%
Tesla Motors, Inc.*	30,674	$876,049

Diversified Consumer Services — 1.6%
Coinstar, Inc.*	9,270	423,083
Grand Canyon Education, Inc.*	44,205	705,512

		1,128,595

Hotels, Restaurants & Leisure — 5.7%
Bally Technologies, Inc.*	33,112	1,309,911
Brinker International, Inc.	75,385	2,017,303
Caribou Coffee Co., Inc.*	55,775	778,061

		4,105,275

Household Durables — 3.2%
Jarden Corp.	27,735	828,722
Tempur-Pedic International, Inc.*	28,286	1,485,864

		2,314,586

Media — 2.4%
Clear Channel Outdoor Holdings, Inc. — Class A*	41,833	525,004
Lions Gate Entertainment Corp.*	144,660	1,203,571

		1,728,575

Specialty Retail — 7.6%
DSW, Inc. — Class A	36,418	1,610,040
Finish Line, Inc. — Class A	58,173	1,121,866
GNC Holdings, Inc. — Class A*	17,810	515,600
Men’s Wearhouse, Inc.	32,450	1,051,705
Signet Jewelers Ltd.	26,589	1,168,852

		5,468,063

Textiles, Apparel & Luxury Goods — 3.6%
Hanesbrands, Inc.*	17,375	379,818
Oxford Industries, Inc.	24,495	1,105,214
Wolverine World Wide, Inc.	29,790	1,061,716

		2,546,748

Total Consumer Discretionary		18,167,891

Consumer Staples — 5.1%
Beverages — 2.2%
Heckmann Corp.*	239,631	1,593,546

Food & Staples Retailing — 2.9%
Pricesmart, Inc.	10,417	724,919
United Natural Foods, Inc.*	33,980	1,359,540

		2,084,459

Total Consumer Staples		3,678,005

Energy — 5.3%
Energy, Equipment & Services — 1.5%
C&J Energy Services, Inc.*	52,479	1,098,385

Oil, Gas & Consumable Fuels — 3.8%
Gevo, Inc.*	52,736	331,709
Goodrich Petroleum Corp.*	69,652	956,322
Gulfport Energy Corp.*	28,699	845,186
Northern Oil and Gas, Inc.*	24,940	598,061

		2,731,278

Total Energy		3,829,663

Financials — 5.3%
Commercial Banks — 1.9%
BBCN Bancorp, Inc.*	21,970	207,617
Citizens Republic Bancorp, Inc.*	103,115	1,175,511

		1,383,128

Consumer Finance — 2.1%
First Cash Financial Services, Inc.*	41,562	1,458,411

Real Estate Investment Trusts — 1.3%
Pebblebrook Hotel Trust	48,795	935,888

Total Financials		3,777,427

Health Care — 21.7%
Biotechnology — 0.7%
Codexis, Inc.*	101,458	537,727

Health Care Equipment & Supplies — 5.9%
Cooper Companies, Inc.	47,426	3,344,482
Orthofix International NV*	24,715	870,709

		4,215,191

Health Care Providers & Services — 10.3%
Air Methods Corp.*	26,598	2,246,201
Centene Corp.*	56,205	2,225,156
MEDNAX, Inc.*	16,819	1,211,136
MWI Veterinary Supply, Inc.*	21,099	1,401,818
Team Health Holdings, Inc.*	12,720	280,730

		7,365,041

Health Care Technology — 4.8%
Medivation, Inc.*	46,150	2,127,977
SXC Health Solutions Corp.*	23,571	1,331,290

		3,459,267

Total Health Care		15,577,226

Industrials — 17.6%
Aerospace & Defense — 3.7%
DigitalGlobe, Inc.*	45,935	785,948
Hexcel Corp.*	76,266	1,846,400

		2,632,348

Commercial Services & Supplies — 1.8%
Clean Harbors, Inc.*	20,160	1,284,797

Construction & Engineering — 2.6%
Dycom Industries, Inc.*	60,165	1,258,652
MasTec, Inc.*	32,935	572,081

		1,830,733

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS DECEMBER 31, 2011 (Unaudited) continued

		Value
	Shares	(Note 2)
COMMON STOCK — continued
Electrical Equipment — 2.8%
Enersys*	76,526	$1,987,380

Machinery — 1.4%
ESCO Technologies, Inc.	35,372	1,018,006

Professional Services — 2.6%
Acacia Research — Acacia Technologies*	25,190	919,687
Huron Consulting Group, Inc.*	24,972	967,415

		1,887,102

Road & Rail — 1.7%
Old Dominion Freight Line, Inc.*	30,753	1,246,419

Trading Companies & Distributors — 1.0%
Rush Enterprises, Inc. — Class A*	34,303	717,619

Total Industrials		12,604,404

Information Technology — 27.9%
Communications Equipment — 1.7%
Calix, Inc.*	38,684	250,285
DragonWave, Inc.*	104,910	361,940
RADWARE, Ltd.*	21,597	631,712

		1,243,937

Computers & Peripherals — 7.7%
NCR Corp.*	142,465	2,344,974
OCZ Technology Group, Inc.*	477,999	3,159,573

		5,504,547

Electronic Equipment, Instruments & Components — 2.9%
Maxwell Technologies, Inc.*	16,714	271,435
OSI Systems, Inc.*	37,646	1,836,372

		2,107,807

Internet Software & Services — 4.1%
Constant Contact, Inc.*	41,595	965,420
Internap Network Services Corp.*	72,499	430,644
Stamps.com, Inc.*	57,615	1,505,480

		2,901,544

IT Services — 4.2%
Euronet Worldwide, Inc.*	49,782	919,971
MAXIMUS, Inc.	29,355	1,213,829
TNS, Inc.*	48,058	851,588

		2,985,388

Semiconductors & Semiconductor Equipment — 4.1%
Entropic Communications, Inc.*	96,559	493,416
Intermolecular, Inc.*	10,055	86,272
Kulicke & Soffa Industries, Inc.*	114,505	1,059,171
LSI Corp.*	116,090	690,736
Teradyne, Inc.*	41,765	569,257

		2,898,852

Software — 3.2%
ACI Worldwide, Inc.*	45,538	1,304,208
Kenexa Corp.*	29,460	786,582
VASCO Data Security International, Inc.*	35,156	229,217

		2,320,007

Total Information Technology		19,962,082

Telecommunication Services — 2.5%
Diversified Telecommunication Services — 1.3%
Premiere Global Services, Inc.*	110,356	934,715

Wireless Telecommunication Services — 1.2%
Clearwire Corp. — Class A*	430,960	836,062

Total Telecommunication Services		1,770,777

Total Common Stock (Cost $72,100,497)		79,367,475

SHORT-TERM INVESTMENTS — 1.1%
Blackrock Liquidity Funds Tempfund Portfolio, 0.09%**	766,062	766,062

Total Short-Term Investments (Cost $766,062)		766,062

Total Investments (Cost $72,866,559)† - 111.8%		80,133,537
Liabilities In Excess Of Other Assets -(11.8%)		(8,433,980)

Net Assets - 100.0%		$71,699,557

*	Non-income producing security.

**	The rate shown represents the 7-day effective yield as of December 31, 2011.

†	The cost for federal income tax purposes is $72,866,559. As of December 31, 2011, net unrealized appreciation was $7,266,978. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $11,318,712, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $4,051,734.
The accompanying notes are an integral part of the financial statements.

Page Intentionally Blank

     How did the Fund perform during the semi-annual period ending December 31, 2011?
     The Roxbury/Mar Vista Strategic Growth Fund’s total return was 1.20% since its inception on November 1, 2011 through December 31, 2011. This is compared to 0.33% total return for the Fund’s benchmark, the Russell 1000® Growth Index, for the same period.
     What key factors were responsible for the Funds’ performance during the 6-month reporting period?
     European sovereign debt issues, civil unrest throughout the Middle-East, gridlock in Washington D.C., a downgrade of the United States AAA debt rating, stubbornly high U.S. unemployment and the potential for a global growth slowdown all weighed heavily on equity markets during the six months ending December 31, 2011. Despite these headwinds, U.S. corporate earnings were reasonably strong with seventy percent of the companies in the S&P 500® Index reporting earnings above analyst expectations in the third quarter. This corporate earnings strength helped revive the market and lead to a strong performing fourth quarter.
     Which equity market sectors most significantly affected Fund performance?
     For this period, stock selection in consumer discretionary (+4.69%) and consumer staples (+6.24%)contributed to the Fund’s performance which offset underperformance in health care (-8.01%), as short-term macroeconomic issues negatively impacted the stocks of medical device companies.
     What are you expecting from the equity markets over the upcoming year?
     While sometimes difficult to stomach, market environments like these provide the disciplined and patient investor with opportunities to buy world-class businesses at very attractive prices. These market disruptions often seem to be a maximum point of risk to some investors. However, for us, we see them often as the best entry points as the market has already priced in overly pessimistic scenarios. Today we are committed to investing only in those rare businesses with what we believe are sustainable competitive advantages and abundant opportunities to grow and reinvest capital at high rates of return. Over time, we believe this approach may lead to superior long-term risk-adjusted returns, in turn, preserving capital and increasing the wealth of our clients.

Sincerely,

Silas A. Myers	Brian L. Massey
Portfolio Manager	Portfolio Manager

The following tables are for the six months ended December 31, 2011

Top Ten Holdings (Unaudited)	% of Portfolio
Apple, Inc.	5.1%
Exxon Mobil Corp.	4.6%
Anheuser-Busch InBev NV,ADR	4.3%
Berkshire Hathaway, Inc. — Class B	4.0%
Procter & Gamble Co.	3.9%
Honeywell International, Inc.	3.8%
American Tower Corp. — Class A	3.5%
Microsoft Corp.	3.2%
Oracle Corp.	3.2%
PepsiCo, Inc.	3.2%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	22.1%
Consumer Staples	19.5%
Consumer Discretionary	12.1%
Industrials	11.6%
Energy	9.8%
Health Care	7.5%
Financials	6.1%
Materials	5.5%
Telecommunication Services	3.5%
Short-Term Investments	2.3%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	37
Market Cap (wtd. Avg, bil.)	$103.1
Price / Book Value (wtd.Avg.)	3.7	x
Price / Earnings (wtd.Avg.)	11.16	x
Beta	0.83
Standard Deviation	19.42%
Portfolio Turnover	5%
QUARTERLY PORTFOLIO HOLDINGS
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.
Portfolio holdings are subject to change at any time.

Roxbury/Mar Vista Strategic Growth Fund
The following table compares the performance of the Roxbury/Mar Vista Strategic Growth Fund and the Russell 1000® Growth Index for the periods ended December 31, 2011.
Return For the Period Ended December 31, 2011

Total Return
Since
Inception1 2
Roxbury/Mar Vista Strategic Growth Fund Institutional Shares	1.20%
Russell 1000® Growth Index[3]	- 0.97%
Fund Expense Ratios[4]: Institutional Shares: Gross 2.25%, Net 0.90%.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-497-2960.

The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call 1-800-497-2960.

The Roxbury Funds are distributed by Professional Funds Distributor, LLC.

[1]	Not annualized.

[2]	The Institutional Shares commenced operations on November 2, 2011.

[3]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2011, excluding any acquired fund fees, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through November 1, 2014. Gross expenses do not reflect the effect of a contractual fee waiver.

SCHEDULE OF INVESTMENTS DECEMBER 31, 2011 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCK — 97.7%
Consumer Discretionary — 12.1%
Media — 2.5%
Walt Disney Co.	3,336	$125,100

Multi-Line Retail — 3.0%
Target Corp.	2,900	148,538

Specialty Retail — 3.0%
Home Depot, Inc.	3,484	146,467

Textiles, Apparel & Luxury Goods — 3.6%
Coach, Inc.	1,274	77,765
Nike, Inc. — Class B	1,034	99,647

		177,412

Total Consumer Discretionary		597,517

Consumer Staples — 19.5%
Beverages — 10.0%
Anheuser-Busch InBev NV, ADR	3,474	211,879
Coca-Cola Co.	1,782	124,687
PepsiCo, Inc.	2,372	157,382

		493,948

Food Products — 3.0%
Kraft Foods, Inc. — Class A	3,976	148,543

Household Products — 6.5%
Colgate-Palmolive Co.	1,388	128,237
Procter & Gamble Co.	2,880	192,125

		320,362

Total Consumer Staples		962,853

Energy — 9.8%
Oil, Gas & Consumable Fuels — 9.8%
Chevron Corp.	1,096	116,614
Exxon Mobil Corp.	2,685	227,581
Occidental Petroleum Corp.	1,482	138,863

Total Energy		483,058

Financials — 6.1%
Insurance — 6.1%
Berkshire Hathaway, Inc. — Class B*	2,583	197,083
Markel Corp.*	253	104,912

Total Financials		301,995

Health Care — 7.5%
Health Care Equipment & Supplies — 3.6%
Baxter International, Inc.	2,009	99,405
St Jude Medical, Inc.	2,354	80,742

		180,147

Life Sciences Tools & Services — 2.5%
Thermo Fisher Scientific, Inc.*	2,743	123,353

Pharmaceuticals — 1.4%
Johnson & Johnson	1,040	68,203

Total Health Care		371,703

Industrials — 11.6%
Aerospace & Defense — 5.1%
Honeywell International, Inc.	3,425	186,149
United Technologies Corp.	880	64,319

		250,468

Air Freight & Logistics — 4.9%
Expeditors International of Washington, Inc.	3,233	132,424
FedEx Corp.	1,346	112,405

		244,829

Road & Rail — 1.6%
Union Pacific Corp.	749	79,349

Total Industrials		574,646

Information Technology — 22.1%
Communications Equipment — 2.2%
QUALCOMM, Inc.	2,035	111,315

Computers & Peripherals — 7.4%
Apple, Inc.*	625	253,125
NetApp, Inc.*	3,119	113,126

		366,251

IT Services — 3.5%
Paychex, Inc.	2,437	73,378
Visa, Inc.	1,009	102,444

		175,822

Semiconductors & Semiconductor Equipment — 2.5%
Maxim Integrated Products, Inc.	4,685	121,997

Software — 6.5%
Microsoft Corp.	6,190	160,692
Oracle Corp.	6,231	159,825

		320,517

Total Information Technology		1,095,902

Materials — 5.5%
Chemicals — 5.5%
Air Products & Chemicals, Inc.	1,790	152,490
Praxair, Inc.	1,135	121,332

Total Materials		273,822

Telecommunication Services — 3.5%
Wireless Telecommunication Services — 3.5%
American Tower Corp. — Class A	2,896	173,789

Total Telecommunication Services		173,789

Total Common Stock (Cost $4,781,009)		4,835,285

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS DECEMBER 31, 2011 (Unaudited)

		Value
	Shares	(Note 2)
SHORT-TERM INVESTMENTS — 2.3%
Blackrock Liquidity Funds Tempfund Portfolio, 0.09%**	113,411	$113,411

Total Short-Term Investments (Cost $113,411)		113,411

Total Investments (Cost $4,894,420)† - 100.0%		4,948,696
Liabilities In Excess Of Other Assets - 0.0%		(2,046)

Net Assets - 100.0%		$4,946,650

ADR	American Depositary Receipt

*	Non-income producing security.

**	The rate shown represents the 7-day effective yield as of December 31, 2011.

†	The cost for federal income tax purposes is $4,894,420. At December 31, 2011, net unrealized depreciation was $54,276. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $165,159, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $110,883.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011 (Unaudited)

		Roxbury/
	Roxbury	Mar Vista
	Small-Cap	Strategic
	Growth Fund	Growth Fund
Assets:
Investments in securities, at value*	$80,133,537	$4,948,696
Receivable for Fund shares sold	28,664	—
Receivables for investments sold	1,933,342	—
Dividends and interest receivable	12,246	8,520
Receivables from adviser	—	24,593
Other assets	26,858	1,533

Total assets	82,134,647	4,983,342

Liabilities:
Payable for Fund shares redeemed	9,210,454	7,807
Payable for investments purchased	1,036,483	—
Accrued advisory fee	93,791	—
Other accrued expenses	94,362	28,885

Total liabilities	10,435,090	36,692

Net Assets	$71,699,557	$4,946,650

Net Assets consist of:
Par value	$44,573	$4,888
Paid-in capital	100,742,195	4,869,485
Accumulated net investment gain/(loss)	(332,376)	13,377
Accumulated net realized gain/(loss) on investments	(36,021,813)	4,624
Net unrealized appreciation of investments	7,266,978	54,276

Net Assets	$71,699,557	$4,946,650

Net assets by share class:
Institutional Shares	$71,699,557	$4,946,650

Shares of beneficial interest outstanding:
($0.01 par value, unlimited authorized shares):
Institutional Shares	4,457,285	488,758
Per Share:
Institutional Shares (net asset value, offering and redemption price**)	$16.09	$10.12

*Investments at cost	$72,866,559	$4,894,420

**	Redemption price will vary based on length of time shares are held. See Note 6.
The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2011 (Unaudited)

		Roxbury/
	Roxbury	Mar Vista
	Small-Cap	Strategic
	Growth Fund	Growth Fund*
Investment Income:
Dividends	$197,955	$19,804

Total investment income	197,955	19,804

Expenses:
Advisory fees	424,265	5,356
Administration and accounting fees	55,755	5,671
Legal fees	47,726	1,620
Transfer agent fees	32,226	12,148
Trustees’ fees	21,356	2,006
Custody fees	19,087	1,540
Reports to shareholders	11,973	2,916
Audit fees	9,301	4,131
Registration fees	5,249	17
Other	28,763	971

Total expenses before fee waivers and expense reimbursements	655,701	36,376

Advisory fees waived/expenses reimbursed	(125,370)	(29,949)

Total expenses, net	530,331	6,427

Net investment income (loss)	(332,376)	13,377

Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) on investments	(1,237,739)	4,624
Net change in unrealized appreciation (depreciation) on investments	(10,990,291)	54,276

Net gain/loss on investments	(12,228,030)	58,900

Net increase/(decrease) in net assets resulting from operations	$(12,560,406)	$72,277

*	Operations commenced on November 2, 2011.
The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

			Roxbury/
	Roxbury		Mar Vista
	Small-Cap		Strategic Growth
	Growth Fund		Fund
	For the Six		For the Period
	Months Ended		Ended
	December 31,	For the	December 31,
	2011	Year Ended	2011
	(Unaudited)	June 30, 2011	(Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment gain/(loss)	$(332,376)	$(873,101)	$13,377
Net realized gain/(loss) on investments	(1,237,739)	15,067,195	4,624
Net change in unrealized appreciation/(depreciation) on investments	(10,990,291)	14,176,444	54,276

Net increase/(decrease) in net assets resulting from operations	(12,560,406)	28,370,538	72,277

Fund share transactions:
Institutional Class
Proceeds from shares sold	5,040,466	17,185,100	4,882,180
Redemption fees	642	2,267	—
Cost of shares redeemed	(19,835,451)	(40,710,389)	(7,807)

Net increase/(decrease) in net assets from Fund share transactions	(14,794,343)	(23,523,022)	4,874,373

Total increase/(decrease) in net assets	(27,354,749)	4,847,516	4,946,650

Net Assets:
Beginning of period	99,054,306	94,206,790	—

End of period	$71,699,557	$99,054,306	$4,946,650

Accumulated net investment income (loss)	$(332,376)	$—	$13,377

Capital share transactions:
Institutional Class
Shares sold	310,607	1,007,087	489,533
Shares redeemed	(1,236,828)	(2,741,435)	(775)

Net increase/(decrease)	(926,221)	(1,734,348)	488,758

*	Operations commenced on November 2, 2011.
The accompanying notes are an integral part of the financial statements.

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the
	Six Months
	Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007
Roxbury Small-Cap Growth Fund — Institutional Shares[1]
Net Asset Value — Beginning of Period	$18.40		$13.24	$10.84	$14.25	$20.69	$19.62

Investment Operations:
Net investment loss[2]	(0.06)		(0.16)	(0.12)	(0.10)	(0.13)	(0.19)
Net realized and unrealized gain/(loss) on investments	(2.25)		5.32	2.52	(3.31)	(3.27)	2.87

Total from investment operations	(2.31)		5.16	2.40	(3.41)	(3.40)	2.68

Distributions:
From net realized gains	—		—	—	—	(3.04)	(1.61)
From tax return of capital	—		—	—	— [3]	—	—

Total distributions	—		—	—	—	(3.04)	(1.61)
Redemption fees	—	[3]	— [3]	— [3]	—	—	—

Net Asset Value — End of Period	$16.09		$18.40	$13.24	$10.84	$14.25	$20.69

Total Return	(12.55	)%**	38.97%	22.14%	(23.90)%	(18.07)%	14.28%
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.25%
Excluding waivers/reimbursements	1.55	%*	1.53%	1.45%	1.47%	1.36%	1.26%
Net investment loss	(0.78	)%*	(0.96)%	(0.92)%	(0.89)%	(0.77)%	(0.95)%
Portfolio turnover rate	75	%**	181%	194%	163%	167%	159%
Net assets at the end of period (000 omitted)	$71,700		$99,054	$94,207	$77,183	$168,873	$217,391

*	Annualized

**	Not Annualized

[1]	The information through February 2, 2007 set forth in this table is the financial data of the Fund as a series of WT Mutual Fund.

[2]	The net investment loss per share was calculated using the average shares outstanding method.

[3]	Amount is less than $0.01.
The accompanying notes are an integral part of the financial statements.

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the
	Period
	Ended
	December 31,
	2011
	(Unaudited)[1]
Roxbury/Mar Vista Strategic Growth Fund — Institutional Shares
Net Asset Value — Beginning of Period	$10.00

Investment Operations:
Net investment income[2]	0.03
Net realized and unrealized gain/(loss) on investments	0.09

Total from investment operations	0.12

Net Asset Value — End of Period	$10.12

Total Return	1.20	%**
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	0.90	%*
Excluding waivers/reimbursements	5.09	%*
Net investment income	1.87	%*
Portfolio turnover rate	5	%**
Net assets at the end of period (000 omitted)	$4,947

*	Annualized

**	Not Annualized
1 Operations commenced on November 2, 2011.
2 The net investment income per share was calculated using the average shares outstanding method.
The accompanying notes are an integral part of the financial statements.

1.	Description of the Funds. The Roxbury Small-Cap Growth Fund (“Small-Cap Growth Fund”) and the Roxbury/Mar Vista Strategic Growth Fund (“Strategic Growth Fund”) (the “Funds”) are a series of The Roxbury Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The fiscal year end for the Funds is June 30th.
As of December 31, 2011, the Funds offer one class of shares: Institutional Shares.
2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:
Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.
Fair Value Measurements. The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2011, in valuing each Fund’s investments carried at fair value:

Small-Cap Growth Fund

Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	December 31, 2011	Price	Inputs	Inputs
Investments in Securities*	$80,133,537	$80,133,537	$—	$—

Strategic Growth Fund

Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	December 31, 2011	Price	Inputs	Inputs
Investments in Securities*	$4,948,696	$4,948,696	$—	$—

*	Common stocks and short-term investments are Level 1. Please refer to schedule of investments for industry or sector breakout.
At the end of each calendar quarter, management evaluates the classification of Levels 1,2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For the period ended December 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Funds.
Federal Income Taxes. The Funds are treated as a separate entity for Federal income tax purposes and intends to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Therefore, no Federal income tax provision has been made.
Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for Federal income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses on an accrual basis.
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.
New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs.”) ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
3.	Fees and Other Transactions with Affiliates. Roxbury Capital Management, LLC (“Roxbury”) serves as investment adviser to the Funds. For its services, Roxbury receives a fee from the Funds at an annual rate as follows:

% of Average Daily Net Assets
Small-Cap Growth Fund	1.00% up to $1 billion; 0.95% of next $1 billion;
and 0.90% in excess of $2 billion
Strategic Growth Fund	0.75%
Roxbury has contractually agreed to waive a portion of its advisory fees or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses exceed the following percentage of average daily net assets:

	Expense Cap	Expiration Date
Small-Cap Growth Fund Institutional Shares	1.25%	December 31, 2020
Strategic Growth Fund Institutional Shares	0.90%	November 1, 2014
Compensation of Trustees and Officers. The Funds pay each Trustee who is not an interested person of the Funds a fee of $5,000 per year plus $2,000 for each regularly scheduled Board or Committee meeting, attended in person or by telephone; $2,000 for each special Board or Committee meeting attended in person and $200 for each special Board or committee meeting attended by telephone. Each Trustee is reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Chairman is paid an additional fee of $1,000 per year. The Funds pay the Chief Compliance Officer a fee of $8,000 per year. Michael P. Malloy, Secretary of the Funds, is a partner of Drinker, Biddle & Reath LLP, which receives legal fees from the Funds.
4.	Other Service Providers. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), provides administrative and accounting services to the Funds pursuant to an Accounting and Administrative Services Agreement.
The Bank of New York Mellon serves as custodian to the Trust pursuant to a Custodian Services Agreement.

5.	Investment Securities Transactions. During the period ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Small-Cap	Strategic
	Growth Fund	Growth Fund
Purchases	$63,297,028	$5,039,313
Sales	69,052,260	262,925
6.	Redemption Fees. In accordance with the prospectus, the Funds charge a redemption fee of 1% on proceeds from shares redeemed within 60 days following their acquisition. The redemption fee is included as a separate line item under the Fund share transactions section on the Statements of Changes in Net Assets.

7.	Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. On June 30, 2011, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses:

Small-Cap
Growth Fund
Paid-in Capital	$(883,427)
Undistributed net investment income (loss)	883,427
The Funds paid no distributions during the period ended December 31, 2011. The Small-Cap Growth Fund paid no distributions for the fiscal year ended June 30, 2011.
Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2011, the Small-Cap Growth Fund incurred no post-October capital losses.
As of June 30, 2011, the components of accumulated deficit on a tax basis were as follows:

Small-Cap
Growth Fund
Capital loss carryforwards	$(33,659,035)
Net unrealized appreciation on investments	17,132,230

Total accumulated deficit	$(16,526,805)

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of June 30, 2011, Small-Cap Growth Fund had capital loss carryforwards of $33,659,035, of which $22,952,670 and $10,706,365 will expire on June 30, 2017 and June 30, 2018, respectively. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.
8.	Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.
9.	Subsequent Event. Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

Board Approval of Advisory Agreement
The Roxbury/Mar Vista Strategic Growth Fund (the “Fund”) is a new investment portfolio of The Roxbury Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or “Trustees”) on August 30, 2011, the Board, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), approved for an initial two-year period the proposed investment advisory agreement with Roxbury Capital Management, LLC (“Roxbury”) with respect to the Fund and the proposed sub-advisory agreement between Roxbury and Mar Vista Investment Partners, LLC (“Mar Vista”) (together, the “Agreements”). In considering the Agreements, the Board reviewed a variety of information provided by Roxbury and Mar Vista relating to the Fund, including the following factors.
The Board considered the scope and quality of services expected to be provided by Roxbury and Mar Vista, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Board considered the relationship between Roxbury and Mar Vista, including that Roxbury’s compliance staff provided compliance services to Mar Vista. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. The Board considered that Mar Vista managed numerous separate accounts in the same style as the Fund. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services that would be provided by Roxbury and Mar Vista were satisfactory.
The Trustees considered the composite investment performance of similar accounts managed by Mar Vista. The Trustees noted that Mar Vista’s composite performance for its Strategic Growth strategy had outperformed the composite’s benchmarks, the Russell 1000® Growth Index and S&P 500® Index, for the three and five year periods ended July 31, 2011, but underperformed the benchmarks for the one-year period ended July 31, 2011.
In connection with the Trustees’ consideration of the level of the management fees, the Trustees considered the gross and net expense ratio and gross and net advisory fee comparisons of the Fund compared to other funds deemed comparable by Mar Vista. The Fund’s advisory fee was slightly above the average of the peer group. The net expense ratio was below the average of the peer group. The Board also considered Roxbury’s contractual agreement to limit the total expenses for the Fund. On the basis of the information provided, the Board concluded that the advisory fee, sub-advisory fee and total expense ratio were reasonable and appropriate in light of the quality of the services provided to the Fund.
The Trustees considered the extent to which economies of scale could be realized as the Fund’s assets grow. The Trustees noted that the Fund’s advisory fee and sub-advisory fees did not have breakpoints.
In addition to the above factors, the Trustees also discussed other benefits to be received by Mar Vista from its management of the Fund, including the ability to market its advisory services for similar products in the future.
After reviewing these and related factors, the Board concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that Mar Vista provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.
Proxy Voting Policies and Procedures and Proxy Voting Record
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to each Fund’s portfolio securities is available without charge, upon request, by calling 1-800-497-2960. Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-800-497-2960. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

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DISCLOSURE OF FUND EXPENSES (Unaudited)
     The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you may incur transaction costs, such as redemption fees, and ongoing costs, including management fees and other Fund expenses. Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
     The Expense Table below illustrate your Fund’s costs in two ways.
     • Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
     • Hypothetical 5% return. The second lines of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.
For the Period July 1, 2011 to December 31, 2011
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	07/01/11	12/31/11	Ratio	Period
Roxbury Small-Cap Growth Fund — Institutional Shares Actual Fund Return	$1,000.00	$874.50	1.25%	$5.89 *
Hypothetical 5% Return Before Expenses	1,000.00	1,018.85	1.25	6.35 *
For the Period November 2, 2011 to December 31, 2011
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/02/11	12/31/11	Ratio	Period
Roxbury/Mar Vista Strategic Growth Fund — Institutional Shares Actual Fund Return	$1,000.00	$1,012.00	0.90%	$1.48 **
Hypothetical 5% Return Before Expenses	1,000.00	1,006.72	0.90	1.48 **

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 60/366 (to reflect the one half-year period).

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This report is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund. Shares of The Roxbury Funds are distributed by Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406.

December 11

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Roxbury Funds

By (Signature and Title)*	/s/ Brian C. Beh
Brian C. Beh, President
(principal executive officer)

Date February 22, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian C. Beh
Brian C. Beh, President
(principal executive officer)

Date February 22, 2012

By (Signature and Title)*	/s/ Lance Simpson
Lance Simpson, Treasurer and CCO
(principal financial officer)

Date February 22, 2012

* Print the name and title of each signing officer under his or her signature.